Statements of Net Assets Available for Benefits - EBP 002 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets
Investments, at fair value	$ 326,798,278	$ 312,935,520
Receivables:
Participant contributions	448,930	387,435
Employer contributions	422,452	306,888
Notes receivable from participants	5,957,674	5,167,109
Securities receivable	6,354	9,472
Total assets	333,633,688	318,806,424
Liabilities
Securities payable	0	4,474
Total liabilities	0	4,474
Net assets available for benefits	$ 333,633,688	$ 318,801,950